Third Quarter 2022 Investor Presentation Exhibit 99.2

FORWARD LOOKING STATEMENTS | DISCLAIMER Trinity Capital Inc. (the “Company”) cautions that this presentation may contain forward-looking statements that are based on current expectations and assumptions about future events, and which are not based in historical fact. The forward-looking statements in this presentation are based on current conditions as of the date of this presentation, and include, but are not limited to, statements regarding our financial objectives, beliefs, strategies, anticipated future operating results and cash flows, operating expenses, investment originations and performance, available capital, and payment of future dividends and stockholder returns. Although our management believes that the expectations reflected in any forward-looking statements are reasonable, actual results could differ materially from those expressed or implied in the forward-looking statements. By their nature, these forward-looking statements involve numerous assumptions, uncertainties and risks, both general and specific. The risk exists that these statements may not be fulfilled. We caution readers of this presentation not to place undue reliance on these forward-looking statements, as a number of factors could cause future Company results to differ materially from these statements. Forward-looking statements may be influenced in particular by factors such as fluctuations in interest rates and stock indices, the effects of competition in the areas in which we operate, and changes in economic, political and regulatory conditions, including as a result of the coronavirus (COVID-19) pandemic. When relying on forward-looking statements to make decisions, investors should carefully consider the aforementioned factors as well as other uncertainties and events. Historical results discussed in this presentation are not indicative of future results. The information disclosed in this presentation is made as of the date hereof and reflects Trinity Capital Inc.’s current assessment of its financial performance for the most recent period reported. Actual financial results filed with the Securities and Exchange Commission in the future may differ from those contained herein in the event of additional adjustments recorded prior to the filing of its financial statements. The information contained in this presentation should be viewed in conjunction with Trinity Capital Inc.'s most recently filed Quarterly Report on Form 10-Q, Annual Report on Form 10-K or Registration Statement on Form 424B1. We undertake no obligation to update the information contained herein to reflect subsequently occurring events or circumstances, except as required by applicable securities laws and regulations. This presentation does not constitute a prospectus and should under no circumstances be understood as an offer to sell or the solicitation of an offer to buy our common stock or any other securities nor will there be any sale of the common stock or any other securities referred to in this presentation in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. Nothing in these materials should be construed as a recommendation to invest in any securities that may be issued by Trinity Capital Inc. or as legal, accounting or tax advice.

Company Overview Financial Highlights Portfolio Highlights Venture Capital and Lending Market 4 11 20 26 30 Supplemental Information 32 Analyst Coverage INVESTOR PRESENTATION | CONTENTS

COMPANY OVERVIEW

TRINITY CAPITAL OVERVIEW

Structure | Ticker	Internally Managed - Business Development Company | Nasdaq – TRIN & TRINL			
Business	Secured loans and equipment financing to growth stage companies backed by technology banks, venture capital and private equity firms			
Market Capitalization	**$415.7 Million**(1) Market Cap	**$13.74**(2) NAV per Share		
Annualized Dividend Yield	**19.2%**(3) September 30, 2022			
14 Year Track Record(4)	**$38.2 Billion** Opportunities	**$2.2 Billion** Fundings	**275** Investments	**153** Exits
Portfolio(2)	**85 Companies** Debt Positions	**77 Companies** Warrant Positions	**25 Companies** Equity Positions	
Liquidity(2)	**$246.6 Million** Available Liquidity(5)	**BBB** Investment Rating(6)	**118%** Debt to Equity	

(1) Based on the closing price of TRIN on November 2, 2022.
(2) As of September 30, 2022
(3) Annualized based on the $0.60 dividend (including $0.15 supplemental dividend) declared for Q3 2022 and a closing stock price of $12.53 on September 30, 2022
(4) Historical information includes information and data related to Trinity Capital's predecessor funds, the first of which was launched in 2008, through September 30, 2022. The predecessor funds were merged with and into Trinity Capital on January 16, 2020, immediately after which Trinity Capital began operating as a business development company.
(5) Includes $34.1M of cash and cash equivalents.
(6) Credit rating assigned by Egan-Jones Ratings Company, an independent, unaffiliated rating agency. A credit rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. There can be no assurance that this rating will remain for any given period of time

TRINITY CAPITAL

© 2022 Trinity Capital Inc.
5

We understand the growth stage world and provide more than money to our portfolio company partners Deep Operating Experience Highly experienced executive team with startup experience Decades of in-depth high-tech experience Numerous U.S. and International patents issued One Stop – Loans & Equipment Financing Providing term loans and equipment financing to growth stage companies Flexible financing solutions based on the company’s requirement Financing solutions to a highly fragmented, underserved market Robust & Scalable Platform Robust and scalable systems for origination, underwriting and monitoring Separation of origination, underwriting and monitoring duties aids “positive feedback” loop 56 dedicated professionals with a unique culture built over 14+ years WHY IS TRINITY DIFFERENT

Term Loans Axiom Space is developing the world’s first commercial space station. Investor Syndicate C5 Capital, TQS Advisors, Declaration Partners Use of Loan General corporate purposes Petal aims to bring financial innovation and opportunity to everyone, using modern technology to help people build credit, avoid debt, and spend responsibly. Investor Syndicate Tarsadia Investments, Valar Ventures, CUNA Mutual Use of Loan Extension of runway Select Examples SENIOR & SUBORDINATED TERM LOANS 01 SENIOR / SUBORDINATED LOAN Work With The Banks 02 BACKED BY INSTITUTIONAL CAPITAL Companies Have Raised Equity 03 STILL BURNING CASH Companies in Growth Mode and Still Burning Cash

Equipment Financing Select Examples EQUIPMENT FINANCING 01 COMPANIES WITH CAPEX REQUIREMENTS Manufacturing Equipment and Hard Assets 02 HARDWARE AS A SERVICE Equipment at Customer Location 03 INDUSTRY AGNOSTIC Nature’s Fynd is a food company creating versatile alternative proteins to nourish the world’s growing population while nurturing the planet. Investor Syndicate SoftBank, Breakthrough Energy Ventures, Blackstone Strategic Partners Use of Equipment Financing Food production equipment Emerald Cloud Lab is a remote-controlled life science laboratory that allows scientists to conduct their experiments without being anchored to a physical lab. Investor Syndicate Founders Fund, Schooner Capital, Alcazar Capital Use of Equipment Financing Laboratory Equipment

Multiple shared portfolio companies with top Venture Capital Firms We have established inter-creditor agreements with the banks Combining with bank debt results in a lower blended cost to our customers We provide equipment financing and incremental debt capital Relationships with top market share banks catering to majority of VC-backed companies PARTNERSHIPS WITH TOP VCs AND TECHNOLOGY BANKS

Investor Syndicate Revenue & Gross Margins Business Model Includes historical information of Trinity Capital's predecessor funds, the first of which was launched in 2008, through September 30, 2022. Past performance is not indicative of future results. Investment results may vary significantly over any given time period. FINANCIALS DEBT STRUCTURE CAPITALIZATION MANAGEMENT PRODUCT & MARKET Product Differentiation Market Potential Industry & Start-up Experience BOD Make-up Fund Vintage & Dry Capital Collateral Cash Life UNDERWRITING APPROACH AND RISK MITIGATION Disciplined investment approach keeps our annualized loss rate at 23 bps and is more than offset by realized gains on warrant/equity investments(1)

FINANCIAL HIGHLIGHTS

Total Investment Income of $38.7M Net Investment Income (“NII”) of $18.6M Net Interest Margin (“NIM”) of 11.5% NII per share of $0.56 provides 124.4% of regular distribution coverage Increased the third quarter regular dividend distribution to $0.45 per share, a 7.1% increase over the regular dividend declared in the prior quarter Declared supplemental dividend of $0.15 per share Robust Earnings Leading Originations Platform Portfolio Assets Liquidity Credit Rating Total Debt Investments (at cost): $1,028.4M Total Investments (at cost): $1,087.7M Effective Yield: 15.2% Core Yield: 13.5% Debt & equity commitments in 3Q22: $128.1M Debt & equity fundings in 3Q22: $94.2M Net portfolio growth at cost: $21.1M Available Liquidity: $246.6M (includes $212.5M subject to existing terms and covenants of the Company’s credit facility) Debt to Equity: 118% Egan Jones BBB(1) Stable Outlook Q3 2022 HIGHLIGHTS (1) Credit rating assigned by Egan-Jones Ratings Company, an independent, unaffiliated rating agency. A credit rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. There can be no assurance that this rating will remain for any given period of time.

For the three months ended For the three months ended Nine Months Ended September 30 (In 000’s, except per share amounts) 09/30/2022 06/30/2022 03/31/2022 12/31/2021 09/30/2021 Total Investment Income $38,689 $33,458 $31,845 $23,607 $21,790 Interest expense and other debt financing costs 9,306 7,761 6,798 6,241 5,112 Compensation and benefits 7,315 6,877 6,455 4,475 3,677 General and administrative* 3,438 3,106 2,983 2,315 1,878 Total Operating Expenses 20,059 17,744 16,236 13,031 10,667 Net Investment Income (NII) 18,630 15,714 15,609 10,576 11,123 Net Realized Gain / (Loss) from Investments (602) (9,617) 52,644 7,452 666 Net Change in Unrealized Appreciation / (Depreciation) from Investments (30,028) (13,820) (77,318) 37,082 15,392 Net Increase (Decrease) in Net Assets from Operations $(12,000) $(7,723) $(9,065) $55,110 $27,181 Net Investment Income (NII) per Share – Basic $0.56 $0.51 $0.57 $0.39 $0.42 Net Increase (Decrease) in Net Assets resulting from Operations per Share – Basic $(0.36) $(0.25) $(0.33) $2.03 $1.02 Weighted Average Shares Outstanding – Basic 33,098 30,955 27,417 27,201 26,641 QUARTERLY INCOME STATEMENT * General and administrative expenses includes excise tax expense.

INCOME SOURCE & PORTFOLIO YIELD TRENDS Strong Yields Produce Solid Investment Income

NET INVESTMENT INCOME (NII) PER SHARE BRIDGE

For the three months ended Nine Months Ended September 30 (In 000’s, except per share amounts) 09/30/2022 06/30/2022 03/31/2022 12/31/2021 09/30/2021 Assets Total investments at fair value $ 1,042,175 $ 1,051,074 $919,348 $873,470 $677,246 Cash and cash equivalents 34,141 13,226 28,684 31,685 25,313 Restricted cash - - - 15,057 15,000 Interest receivable 8,899 8,600 6,482 5,551 4,481 Other assets 11,534 17,280 11,425 11,355 5,367 Total Assets $1,096,749 $1,090,180 $965,939 $937,118 $727,407 Liabilities 2025 Notes, net of unamortized deferred financing cost $178,074 $121,979 $121,681 $121,384 $121,098 Credit facilities 137,500 220,000 134,000 91,000 9,474 August 2026 Notes, net of unamortized deferred financing cost 122,753 122,609 122,465 122,321 122,436 December 2026 Notes, net of unamortized deferred financing cost 73,433 73,339 73,251 73,158 - Convertible Notes, net of unamortized deferred financing cost and discount 47,958 47,799 47,639 47,485 47,350 Distribution payable 21,073 17,873 15,389 9,803 8,959 Security deposits 14,903 12,515 11,549 10,840 7,705 Accounts payable, accrued expenses, and other liabilities 18,591 15,724 15,924 14,594 11,379 Total Liabilities $614,285 $631,838 $541,898 $490,585 $328,401 Net Assets $482,464 $458,342 $424,041 $446,533 $399,006 Shares outstanding 35,122 31,356 27,983 27,230 27,148 Net Assets per Share (NAV per share) $13.74 $14.62 $15.15 $16.40 $14.70 BALANCE SHEET

NET ASSET VALUE (NAV) PER SHARE BRIDGE

Diversified Borrowings ($ in million) at 9/30/2022 Funding Source Debt Commitment Outstanding Principal Undrawn Commitment Stated Maturity Interest Rate Notes: 2025 Unsecured Notes (1) $182.5 $182.5 - January 16, 2025 (2) 7.0% Convertible Notes $50 $50 - December 11, 2025 6.0% August 2026 Unsecured Notes $125 $125 - August 24, 2026 4.375% December 2026 Unsecured Notes $75 $75 - December 15, 2026 4.25% Bank Facility: KeyBank Credit Facility $400 (3) $137.5 $262.5 October 27, 2026 Adjusted Term SOFR + 2.85% DEBT CAPITAL STRUCTURE The 2025 Unsecured Notes trade on the Nasdaq Global Select Market under the symbol “TRINL.” Callable at par in January 2023. Represents maximum facility amount of which $350 million is available as of September 30, 2022.

Distributable Net Income covered regular dividends by 124.4% in 3Q22 Supplemental Dividend of $0.15 from 2021 spillover income Strong Earnings and Dividend Growth SOLID SHAREHOLDER RETURNS

PORTFOLIO HIGHLIGHTS

Geography Diversification(1) 43.8% 10.5% 4.8% 8.7% 0.8% 23.0% International 8.4% PORTFOLIO DIVERSIFICATION At September 30, 2022 (1)      Based on Fair Market Value

Based on outstanding principal Based on Fair Market Value Well positioned for rising interest rates Strong Asset Diversification PORTFOLIO TRENDS

HYPOTHETICAL WARRANT UPSIDE Proceeds of $53.0 million (2X) Potential gain of $16.2 million or $0.46 per share Proceeds of $79.5 million (3X) Potential gain of $42.7 million or $1.22 per share Proceeds of $106.0 million (4X) Potential gain of $69.2 million or $1.97 per share Recent and Pending Portfolio Company M&A Liquidity Events Presto Automation (fka E la Carte) completed its de-SPAC Footprint has entered into a definitive merger agreement with a Special Purpose Acquisition Company (SPAC). 126 Warrant Positions in 77 Portfolio Companies GAAP fair value ~ $30.2 million GAAP cost ~ $20.5 million ~ $53.0 million in nominal exercise value Hypothetical Models of Potential Warrant Gains at 9/30/22 Assume that only 50% of warrants will monetize and an investment to exercise of $26.5 million Total cost of exercised warrants is ~ $36.8 million Based on 35.1 million shares of common stock outstanding at 9/30/22 MULTIPLE MULTIPLE MULTIPLE 2X 3X 4X For Illustration Purposes Only

3Q22 2Q22 1Q22 4Q21 3Q21 Very Strong Performance (4.0 – 5.0) $92,008 9.2% $62,719 6.3% $80,592 9.4% $84,785 11.5% $62,872 10.9% Strong Performance (3.0 – 3.9) $320,087 32.1% $382,593 38.5% $332,019 38.9% $236,466 32.1% $224,287 38.8% Performing (2.0 – 2.9) $537,260 53.9% $529,285 53.2% $429,044 50.3% $396,846 53.9% $267,391 46.3% Watch (1.6– 1.9) $38,484 3.9% $18,706 1.9% $8,858 1.0% $13,427 1.9% $16,194 2.8% Default/Workout (1.0 – 1.5) $9,339 0.9% $1,290 0.1% $3,286 0.4% $4,444 0.6% $6,919 1.2% Weighted Average 2.9 3.0 3.1 3.0 3.1 Credit risk rating at Fair Value, 3Q 2022 – 3Q 2021 ($ in thousands) Consistent and Disciplined Underwriting Standards DISCIPLINED CREDIT RATING

Select List of Current & Historical Investments DIVERSIFIED PORTFOLIO

VENTURE CAPITAL AND LENDING MARKET

US VC Deal Activity VENTURE CAPITAL MARKET * As of September 30, 2022 Source: Pitchbook NVCA Venture Monitor Q3 2022

US VC Fundraising Activity VENTURE CAPITAL FUNDRAISING * As of September 30, 2022 Source: Pitchbook NVCA Venture Monitor Q3 2022

VENTURE DEBT MARKET US Venture Debt Deal Activity * As of September 30, 2022 Source: Pitchbook NVCA Venture Monitor Q3 2022

ANALYST COVERAGE

Followed by seven firms EXTENSIVE INDUSTRY ANALYST COVERAGE Ryan Lynch (initiated coverage 2/23/21) Finian O’Shea (initiated coverage 2/23/21) Vilas Abraham (initiated coverage 2/23/21) Bryce Rowe (initiated coverage 9/16/22) Casey Alexander (initiated coverage 2/23/21) Christopher Nolan (initiated coverage 2/23/21) Mitchell Penn (initiated coverage 5/3/21) Trinity Capital is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Trinity Capital’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Trinity Capital or its management. Trinity Capital does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

SUPPLEMENTAL INFORMATION

BUSINESS DEVELOPMENT COMPANY (BDC) REGULATED INVESTMENT COMPANY (RIC) Trinity Capital Inc. is an Internally Managed BDC under the 1940 Act and has elected to be treated as a RIC for Federal Income Tax Purposes beginning with its Taxable Year ending December 31, 2020 Regulated by the SEC under the Investment Company Act of 1940 (the “1940 Act”) Leverage limited to approximately 2:1 debt/equity Investments are required to be carried at fair value Majority of Board of Directors must be independent Offer managerial assistance to portfolio companies Distribute taxable income as dividend distributions to shareholders, subject to approval by Trinity Capital’s Board of Directors Mandates asset diversification Eliminates corporate taxation Allows for the retention of capital gains and/or spillover of taxable income REGULATION & STRUCTURE

We look forward to our growing partnership. THANK YOU